Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Eugene Malobrodsky, the Chief Executive Officer of INTELLIGENT BUYING. INC. (the "Company"), DOES HEREBY CERTIFY that:

1. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 9th day of May 2013.

/s/Eugene Malobrodsky

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Eugene Malobrodsky

Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Intelligent Buying, Inc. and will be retained by Intelligent Buying, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.